AGREEMENT NOT TO SELL


RMI.NET, Inc.
999 18th Street, Suite 2201
Denver, Colorado  80202

Ladies and Gentlemen:

     The undersigned understands that RMI.NET, Inc., a Delaware corporation (the "Company"), transferred to FutureOne, Inc., a Nevada corporation, and its affiliates and subsidiaries (collectively, "FutureOne"), 63,052 shares (the "Shares") of the common stock of the Company pursuant to, and in accordance with, the terms and conditions set forth in the Asset Purchase Agreement, dated November 19, 1999, by and between the Company, Networld.com, Inc., FutureOne, Inc., an Arizona corporation, and, solely for purposes of Sections 8(h) and 9 thereof, FutureOne, Inc., a Nevada corporation (the "Asset Purchase Agreement"). The undersigned acknowledges that the Company issued the Shares as of November 19, 1999 (the "Issuance Date") with the understanding that, pursuant to Section 2(c)(v) of the Asset Purchase Agreement, FutureOne would not offer, sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, that number of Shares issued to FutureOne at the Closing pursuant to
Section 2(c)(i) of the Purchase Agreement equal to thirty percent (30%) of the Purchase Price divided by the Closing Price (the "Initial Lock-Up Shares") and the Shares to be issued ninety (90) days after the Closing pursuant to Section 2(c)(ii) of the Purchase Agreement (the "Final Lock-Up Shares") for the following periods of time following their respective date of issuance: that number of the Initial Lock-Up Shares equal to ten percent (10%) of the Purchase Price divided by the Closing Price for a period of six (6) months (the "Six Months Initial Lock-Up Shares"); that number of the Initial Lock-Up Shares equal to twenty percent (20%) of the Purchase Price divided by the Closing Price for a period of twelve (12) months (the "Twelve Months Initial Lock-Up Shares"); and the Final Lock-Up Shares for a period of three (3) months. Notwithstanding anything to the contrary herein, the Company has agreed to permit FutureOne to transfer 30,352 Six Months Initial Lock-Up Shares and 32,700 Twelve Months Initial Lock-Up Shares to the undersigned provided that the undersigned agrees to the terms and conditions of this Agreement Not to Sell.

     In consideration of the Company consenting to FutureOne's transfer of an aggregate of 63,052 Shares to the undersigned (the "FutureOne Share Transfer"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby represents, warrants and agrees that, effective as of the date hereof (i) until the expiration of six (6) months following the Issuance Date, the undersigned will not, without the prior written consent of the Company, offer, sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any Six Months Initial Lock-Up Shares received by the undersigned in the FutureOne Share Transfer; and
(ii) until the expiration of twelve (12) months following the Issuance Date, the undersigned will not, without the prior written consent of the Company, offer, sell, grant any option to sell or otherwise dispose of, directly or indirectly, any Twelve Months Initial Lock-Up Shares received by the undersigned in the FutureOne Share Transfer. Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Shares subject to this Agreement, except in compliance with the terms and conditions of this Agreement.

     The undersigned further acknowledges, confirms and agrees that the undersigned, except for the Shares, does not own, directly or indirectly, any shares of the common stock of the Company, or any other securities convertible into or exchangeable for such common stock or options, warrants or other rights to acquire any shares of such common stock.

     In the event the undersigned offers, sells, contracts to sell, grants an option to sell or otherwise disposes of, directly or indirectly, the Shares in a manner that breaches any of the terms and conditions of this Agreement Not to Sell (collectively, an "Unpermitted Transfer"), the undersigned hereby agrees, without prejudice to any other right or remedy that the Company might have in law or equity, that it shall fully pay the greater of the following penalties (a "Penalty"): (i) fifty percent (50%) of the Shares included in the FutureOne Share Transfer, or (ii) cash payment equal to the total amount of proceeds that the undersigned receives from any sale that represents an Unpermitted Transfer. In the event of a breach by the undersigned hereunder, undersigned agrees to pay the Penalty within five (5) business days following notice provided by the Company of such breach. Any notice hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the undersigned at the address set forth below.

     All capitalized terms used herein without definition shall have the meaning ascribed to them in the Asset Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of 22nd day of March, 2000.


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Address:
                                                --------------------------------

                                        Date:
                                             -----------------------------------

                                   ADDENDUM A


     This Addendum to the Agreement Not To Sell dated March 22, 2000, and signed by Barry Zemel on behalf of 12 Squared Partners, LLC ("the Lock-Up Agreement"), is amended by the undersigned parties as follows:

     The undersigned parties acknowledge and understand that, without limiting the Company's rights under this Lock-Up Agreement, and without limiting any other right or remedy available to the Company under law or equity, FutureOne shall indemnify the Company against any and all Adverse Consequences in association with any breach of the Lock-Up Agreement.

     IN WITNESS WHEREOF, the parties hereto have affixed their signatures to this Addendum.


RMI.NET, INC.                           12 SQUARED PARTNERS, LLC


By:                                     By:
   ----------------------------------      ----------------------------------

Name:                                   Name:
     --------------------------------        --------------------------------

Title:                                  Title:
      -------------------------------         -------------------------------

Date:                                   Date:
     --------------------------------        --------------------------------


FUTUREONE, INC.

By:
   ----------------------------------

Name:
     --------------------------------

Title:
      -------------------------------

Date:
     --------------------------------

                                 FUTUREONE, INC.
                       4250 E. CAMELBACK ROAD, SUITE K124
                             PHOENIX, ARIZONA 85018

                                 March 28, 2000

12 Squared Partners, LLC
1717 East Morten
Suite 220
Phoenix, AZ  85020
Attention:  Barry Zemel

     RE:  BRIDGE LOAN TRANSACTION DATED AS OF OCTOBER 22, 1999

Dear Barry:

     The purpose of this letter is to confirm the agreement and understanding of FutureOne, Inc., a Nevada corporation, and its affiliates and subsidiaries (collectively, "FutureOne"), and 12 Squared Partners, LLC, an Arizona limited liability company ("12 Squared Partners"), with respect to the full settlement and satisfaction of that certain 12% Secured Convertible Promissory Note dated as of October 22, 1999 in the principal amount of $500,000 (the "Note").

     FutureOne and 12 Squared Partners hereby acknowledge and agree that in full consideration and satisfaction of the Note and all of FutureOne's obligations thereunder, FutureOne shall transfer (the "Transfer") an aggregate of 63,052 shares (the "Shares") of the common stock of RMI.NET, Inc. issued to FutureOne by RMI.NET, Inc. ("RMI") pursuant to the Asset Purchase Agreement, dated November 19, 1999, by and among RMI, Networld.com, Inc., FutureOne, Inc., an Arizona corporation, and, solely for the purposes of Section 8(h) and 9 thereof, FutureOne, Inc., a Nevada corporation (the "Asset Purchase Agreement"). 12 Squared Partners acknowledges that the Shares are subject to an Agreement Not to Sell (the "FutureOne Lock-Up Agreement") in accordance with the terms and conditions of the Asset Purchase Agreement. Pursuant to the FutureOne Lock-Up Agreement, FutureOne has agreed, among other things, that (i) until the expiration of six (6) months following the date of issuance, FutureOne will not, without the prior written consent of RMI, offer, sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, the Six Months Initial Lock-Up Shares (as defined in the FutureOne Lock-Up Agreement), and (ii) until the expiration of twelve (12) months following the date of issuance, FutureOne will not, without the prior written consent of RMI, offer, sell, grant any option to sell or otherwise dispose of, directly or indirectly, the Twelve Months Initial Lock-Up Shares (as defined in the FutureOne Lock-Up Agreement). FutureOne hereby represents and warrants that RMI has consented to the Transfer in accordance with the terms of the FutureOne Lock-Up Agreement as evidenced by the Letter Agreement between FutureOne and RMI attached hereto as Exhibit A. FutureOne and 12 Squared Partners acknowledge that the Shares shall

Barry Zemel                                                       March 28, 2000
Page 2

consist of 30,352 Shares considered Six Months Initial Lock-Up Shares under the FutureOne Lock-Up Agreement and 32,700 Shares deemed Twelve Months Initial Lock-Up Shares under the FutureOne Lock-Up Agreement.

     In consideration for the Transfer and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, 12 Squared Partners hereby represents, warrants and agrees, as the case may be, as follows:

     1. 12 Squared Partners acknowledges and agrees that the Transfer of the Shares shall be in full satisfaction of the Note, including, without limitation, principal and all accrued and unpaid interest, and that 12 Squared Partners shall have no rights under the Note or the Security and Pledge Agreement by and between 12 Squared Partners and FutureOne, dated as of October 22, 1999, upon the Transfer. At the time of the Transfer (the "Transfer Date"), 12 Squared Partners hereby agrees to deliver the Note to FutureOne marked "paid-in-full."

     2. 12 Squared Partners agrees that it shall execute and deliver on or prior to the Transfer Date any documentation required by RMI in connection with the Transfer, including, without limitation, the Agreement Not to Sell and Addendum attached hereto as Exhibit A (the "12 Squared Partners Lock-Up Agreement").

     3. 12 Squared Partners hereby agrees to indemnify FutureOne against any and all actions, suits, claims, proceedings and expenses, including reasonable attorney's fees, resulting from any breach by 12 Squared Partners of the 12 Squared Partners Lock-Up Agreement (a "12 Squared Partners Breach"). Upon a 12 Squared Partners Breach and RMI's subsequent request for indemnification from FutureOne pursuant to a letter agreement between FutureOne and RMI dated as of the date hereof (the "FutureOne/RMI Letter Agreement"), 12 Squared Partners shall waive its right to oppose having FutureOne go to court to seek remedy against 12 Squared Partners, and 12 Squared Partners shall further agree that FutureOne therefore automatically has the right to sue to collect the entire Penalty (as defined in the 12 Squared Partners Lock-Up Agreement) that FutureOne may be obligated to pay in indemnifying RMI as a result of a 12 Squared Partners Breach or any other right or remedy in law or equity, including interest thereon, and to be reimbursed for all costs of collecting or attempting to collect any or all of this amount or in indemnifying RMI for a 12 Squared Partners Breach, including reasonable attorney's fees.

     This Letter Agreement and its application and interpretation shall be governed exclusively by its terms and by the laws of the State of Arizona without regard to its internal laws respecting conflicts. Both FutureOne and 12 Squared Partners consent and submit to the exclusive jurisdiction and venue of the state and federal courts located in Phoenix, Arizona, and hereby waive any right to object to such venue and jurisdiction.

     All amendments, additions or modifications to this Letter Agreement must be made in writing and must be signed by an authorized representative of FutureOne and 12 Squared Partners.

     This Letter Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, successors and permitted transferees and assigns.

     This Letter Agreement is intended by FutureOne and 12 Squared Partners to be a final expression of agreement and is intended to be the complete and exclusive statement of the agreement and understanding of FutureOne and 12 Squared Partners with respect to the subject matter contained in this Letter Agreement. There are no restrictions, promises, warranties or undertaking with respect to the subject matter contained in this Letter Agreement, other than those set forth or referred to in this Letter Agreement. This Letter Agreement supersedes all prior agreements and understandings between FutureOne and 12 Squared Partners with respect to such subject matter.

     If the foregoing correctly sets forth our agreement with respect to the matters contained herein, please so indicate by signing two (2) copies of this Letter Agreement and returning one of such signed copies to the undersigned, whereupon this Letter Agreement shall constitute a binding agreement between the FutureOne and 12 Squared Partners with respect to the matters set forth herein.

                                        Very truly yours,

                                        FutureOne, Inc.


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Its:
                                            ------------------------------------


Accepted and agreed to this
28th day of March, 2000:

12 Squared Partners, LLC

By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------